UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2007

PMC-Sierra, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 239-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2007, the Board of Directors of PMC-Sierra, Inc. (the “Company”) conferred on Colin C. Harris, age 49, the title of Vice President, Chief Operating Officer. Mr. Harris has been employed by the Company since 1989, most recently serving as its Vice President, Worldwide Operations. The breadth of Mr. Harris’s role in the Company has expanded considerably in recent years and the new title better reflects his current responsibilities and contributions.

Mr. Harris is one of the Company’s Named Executive Officers. His compensation at fiscal year ended December 31, 2006 was reported in the Company’s proxy statement filed on Form DEF14A on March 22, 2007 (the “Proxy”). Compensation policies and arrangements pertaining to Mr. Harris and other executive officers are described in the Company’s Proxy in the sections addressing Compensation Disclosure & Analysis and Change of Control and Severance Agreements.

In connection with the Company’s annual performance review of all employees, Mr. Harris’s base salary was increased to $275,000 effective March 25, 2007, on March 6, 2007 he was awarded a grant of 90,000 options to purchase the Company’s Common Shares, and he has been recommended to receive a grant of 20,000 restricted stock units in May 2007. Mr. Harris’s target short-term incentive plan (“STIP”) bonus of 50% of base salary was unchanged for 2007. The Company did not alter any employment arrangements with Mr. Harris in connection with his change in title to Vice President, Chief Operating Officer.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 23, 2007, the Board of Directors of the Company approved certain amendments to the Company’s Code of Business Conducts and Ethics (the “Code”) to change the designated recipient of reports of violations to the Company’s Chief Compliance Officer, and to make certain other technical, administrative and non-substantive changes.

The foregoing summary of the amendment to the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the revised Code furnished as Exhibit 14.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
14.1	Code of Business Conduct and Ethics, as amended on April 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-Sierra, Inc.

By:	/s/ Michael W. Zellner
Michael W. Zellner
Vice President Chief Financial Officer

Date: April 27, 2007

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EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Business Conduct and Ethics, as amended on April 23, 2007

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